UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06728

Name of Fund: BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality

            Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile late in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union and the contentious U.S. election), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended October 31, 2016, municipal bond funds garnered net inflows of approximately $61 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $439 billion (significantly above the $420 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2016
6 months: 0.98%
12 months: 4.53%

A Closer Look at Yields

From October 31, 2015 to October 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 51 basis points (“bps”) from 3.07% to 2.56%, while 10-year rates fell by 31 bps from 2.04% to 1.73% and 5-year rates decreased 4 bps from 1.17% to 1.13% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 81 bps and the spread between 2- and 10-year maturities flattening by 61 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of muni bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	5

Fund Summary as of October 31, 2016	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2016 ($14.60)[1]	5.92%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.0720
Current Annualized Distribution per Common Share[3]	$0.8640
Economic Leverage as of October 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYD[1,2]	(4.56)%	1.58%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Fund was helped by its positions in transportation, utilities and local tax-backed issues.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$14.60	$15.73		(7.18)%	$16.43	$14.50
Net Asset Value	$15.42	$15.62	[1]	(1.28)%	$16.10	$15.39

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	24%	23%
Health	20	21
Education	12	12
Utilities	11	11
State	10	10
County/City/Special District/School District	9	9
Corporate	8	8
Tobacco	6	6

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	5
2018	5
2019	23
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	4%	8%
AA/Aa	46	47
A	20	21
BBB/Baa	14	13
BB/Ba	4	4
B	2	1
N/R2	10	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	7

Fund Summary as of October 31, 2016	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2016 ($15.38)[1]	5.66%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.0725
Current Annualized Distribution per Common Share[3]	$0.8700
Economic Leverage as of October 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MQY[1,2]	(4.62)%	1.32%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s exposure to the longer end of the municipal yield curve made a positive contribution to performance. The yield curve flattened during the reporting period, with long-end yields decreasing slightly even as short-term yields rose. The Fund also benefited from high advance-refunding activity in the municipal market. Refunding increased the value of certain holdings when they were paid off with high-quality collateral prior to their original maturity date. The Fund also benefited from its positions in the tax backed (local) and transportation sectors. The Fund’s exposure to lower-rated investment-grade credits aided performance, as yield spreads for higher-yielding issues generally tightened.

•

Duration positioning detracted from absolute performance given that municipal yields rose slightly. The Fund’s exposure to the front end of the municipal yield curve also detracted, as yields on two- to five-year bonds increased more than they did for longer-term issues.

•	The Fund’s yield declined during the period. Many of the Fund’s older, higher-yielding bonds matured or were called, and the proceeds were reinvested at much lower prevailing rates.

•

During the period, the use of leverage helped augment the Fund’s returns. While the Fund can still generate additional income through the use of leverage due to the positively sloped yield curve, the benefit has become less pronounced due to rising short-term borrowing costs.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$15.38	$16.56		(7.13)%	$17.20	$15.11
Net Asset Value	$16.25	$16.48	[1]	(1.40)%	$17.01	$16.22

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	24%	22%
County/City/Special District/School District	20	22
Utilities	19	17
State	15	16
Health	11	10
Education	5	6
Corporate	3	4
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	5%
2017	10
2018	14
2019	11
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	7%	9%
AA/Aa	57	57
A	22	27
BBB/Baa	9	5
N/R	5	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	9

Fund Summary as of October 31, 2016	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2016 ($13.26)[1]	5.61%
Tax Equivalent Yield[2]	9.91%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of October 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MQT[1,2]	(5.00)%	1.68%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s exposure to the longer end of the municipal yield curve made a positive contribution to performance. The yield curve flattened during the reporting period, with long-end yields decreasing slightly even as short-term yields rose. The Fund also benefited from high advance-refunding activity in the municipal market. Refunding increased the value of certain holdings when they were paid off with high-quality collateral prior to their original maturity date. The Fund also benefited from its positions in the tax-backed (state) and tax-backed (local) sectors. The Fund’s exposure to lower-rated investment-grade credits aided performance, as yield spreads for higher-yielding issues generally tightened.

•

Duration positioning detracted from absolute performance given that municipal yields rose slightly. The Fund’s exposure to the front end of the municipal yield curve also detracted from results, as yields on two- to five-year bonds increased more than they did for longer-term issues.

•	The Fund’s yield declined during the period. Many of the Fund’s older, higher-yielding bonds matured or were called, and the proceeds were reinvested at much lower prevailing rates.

•

During the period the use of leverage helped augment the Fund’s returns. While the Fund can still generate additional income through the use of leverage due to the positively sloped yield curve, the benefit has become less pronounced due to rising short-term borrowing costs.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$13.26	$14.33		(7.47)%	$15.06	$13.12
Net Asset Value	$14.31	$14.46	[1]	(1.04)%	$14.95	$14.28

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	26%	23%
County/City/Special District/School District	24	25
Utilities	16	14
Health	12	12
State	11	13
Education	6	8
Corporate	2	2
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	8
2018	11
2019	14
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	5%	8%
AA/Aa	60	61
A	21	24
BBB/Baa	8	5
N/R	6	2	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	11

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,278,927
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,897,551
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,650,425
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,807,526

		19,634,429
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,315	1,335,632
Arizona — 2.6%
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	3,575	3,657,761
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,876,593
5.00%, 12/01/37	5,000	5,994,800

		18,529,154
California — 10.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,919,626
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,542,909
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 7/01/34	3,155	3,532,622
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,959,181
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	353,025
5.25%, 8/15/49	770	885,469
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,650	1,816,666
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	2,300	2,511,416
Loma Linda University Medical Center, 5.00%, 12/01/41 (b)	1,100	1,223,849
Loma Linda University Medical Center, 5.00%, 12/01/46 (b)	1,335	1,471,651
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/51	4,785	4,944,293
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,338,184

Municipal Bonds	Par (000)	Value
California (continued)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	$1,605	$1,765,805
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	503,306
6.25%, 10/01/40	335	416,315
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	6,205	5,969,520
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,035
Various Purposes, 6.00%, 3/01/33	5,085	5,902,210
Various Purposes, 6.50%, 4/01/33	14,075	15,897,009
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,891,669
Sub-Series I-1, 6.38%, 11/01/19 (c)	2,385	2,764,978
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,345	1,376,608
5.00%, 6/01/37	1,775	1,754,020

		73,750,366
Colorado — 0.9%
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	1,695	1,827,464
University of Colorado, RB, Series A (c):
5.25%, 6/01/19	2,250	2,492,325
5.38%, 6/01/19	1,250	1,388,600
5.38%, 6/01/19	830	922,031

		6,630,420
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	3,030,103
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G (c):
5.00%, 7/01/20	2,225	2,533,385
5.00%, 7/01/20	5,000	5,693,000

		11,256,488
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,544,328
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,430	2,755,960
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,923,181

		14,223,469

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	PSF	Permanent School Fund
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	S/F	Single-Family
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
District of Columbia — 3.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$4,440	$5,024,615
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (d)	8,350	4,882,412
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (d)	15,000	8,408,550
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,662,917
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (d)	13,410	7,129,694

		28,108,188
Florida — 5.6%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,185,218
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,640,715
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	4,825	5,442,841
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	2,155	2,332,723
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,790	3,163,386
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,500,090
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	6,150	7,888,912
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (e)(f)	3,803	2,518,213

		40,672,098
Georgia — 2.2%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,520	5,278,727
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,292,666
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,879,061
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,618,179

		16,068,633
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,089,572
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,021,400
Illinois — 16.2%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27 (g)	1,000	995,700
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	3,500	4,037,250
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,695	3,751,866
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	6,390	6,652,629
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.63%, 1/01/35	4,200	4,823,784

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien (continued):
Series C, 6.50%, 1/01/41	$11,920	$14,259,538
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,351,179
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	6,050,539
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,851,670
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,222,692
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,649,824
Presence Health Network, Series C, 4.00%, 2/15/41	3,000	2,865,000
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,435	6,259,435
Senior, Series C, 5.00%, 1/01/37	5,815	6,692,542
Series A, 5.00%, 1/01/38	2,535	2,893,449
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (d)	27,225	6,823,946
Series B (AGM), 5.00%, 6/15/50	12,435	13,242,529
Series B-2, 5.00%, 6/15/50	5,085	5,313,978
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,164,944
6.00%, 6/01/28	2,335	2,741,874
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,372,320
5.00%, 2/01/39	3,195	3,306,665
Series A, 5.00%, 4/01/38	2,510	2,591,901
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	1,275	1,414,625
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,869,099
5.00%, 4/01/44	2,045	2,273,427

		116,472,405
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	2,007,535
7.00%, 1/01/44	3,950	4,898,553
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,762,726
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	1,000,718
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,296,691
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	840	929,846
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,862,143
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,371,764
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	2,230	2,468,878
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,970,947

		34,569,801

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$1,805	$1,854,385
5.50%, 12/01/22	4,765	4,830,566
5.25%, 12/01/25	940	980,411
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,620	2,781,890
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 6/01/34	3,500	3,516,205

		13,963,457
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	4,937,924
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,290,195
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	2,485	2,115,555

		4,405,750
Louisiana — 3.2%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	1,610	1,762,773
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,454,770
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,369,229
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,318,841
5.25%, 5/15/31	1,750	1,958,933
5.25%, 5/15/32	2,240	2,545,581
5.25%, 5/15/33	2,430	2,742,765
5.25%, 5/15/35	1,025	1,155,165

		23,308,057
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,413,274
Maryland — 0.6%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,449	1,441,769
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	969,162
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,545	1,567,696

		3,978,627
Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	3,535	3,304,483
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,283,598
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	4,565	4,619,734
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,795,800

		14,003,615

Municipal Bonds	Par (000)	Value
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$8,995	$10,047,055
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,109,354
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	2,010,346
Henry Ford Health System, 4.00%, 11/15/46	3,015	3,037,311
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (c)	6,085	6,935,196
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18 (c)	2,000	2,258,880
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	6,365	7,217,783

		34,615,925
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (c)	280	314,076
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	583,328
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	567,589

		1,150,917
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,901,245
5.00%, 9/01/42	925	1,034,844

		2,936,089
New Jersey — 5.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,595,642
5.25%, 11/01/44	3,180	3,263,507
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	2,250	2,324,363
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,295	1,364,775
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,084,044
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	2,991,175
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,355	1,549,063
Series A, 5.00%, 1/01/43	1,835	2,090,487
Series E, 5.00%, 1/01/45	5,425	6,260,721
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	7,395	3,296,543
Transportation Program, Series AA, 5.00%, 6/15/44	3,875	4,177,405

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series A, 5.50%, 6/15/41	$3,630	$4,000,696
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,468,790

		41,467,211
New York — 8.1%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,235	4,874,188
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,700	3,882,965
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	465	519,390
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,070	4,066,744
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,921,942
5.25%, 11/15/39	1,765	2,109,987
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,474,503
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,230	2,519,744
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,770,086
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	8,145	9,162,148
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	705	801,486
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,760	2,033,064
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,252,130
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	3,049,016
6.00%, 12/01/42	1,485	1,720,254
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,900	4,900,000

		58,057,647
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,243,934
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (c)	2,805	3,088,389
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	2,970	3,407,986
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,378,214

		9,118,523
Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	4,575	4,300,637

Municipal Bonds	Par (000)	Value
Ohio (continued)
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	$4,320	$4,472,625
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,569,985
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	3,012,445
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,846,069

		15,201,761
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,597,602
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,325	1,463,582
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,180,097
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	1,765	1,952,990
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,527,662
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,647,938

		19,369,871
Rhode Island — 2.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (e)(f)	4,155	1,030,897
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	8,215	8,510,658
5.00%, 6/01/50	9,875	10,251,435

		19,792,990
South Carolina — 4.3%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	6,695	7,466,733
AMT, 5.25%, 7/01/55	2,690	3,038,516
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,530,505
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	11,255,439

		31,291,193
Tennessee — 0.8%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,181,755
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	585	584,959
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	1,440	1,661,760

		5,428,474
Texas — 6.7%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (c)	4,365	5,248,301
Sub-Lien, 5.00%, 1/01/33	725	803,895

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Texas (continued)
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	$1,225	$1,386,725
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (c)	1,415	1,625,665
5.00%, 10/01/35	1,645	1,871,763
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 7/15/30	3,600	4,059,936
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,321,929
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,458,522
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,824,739
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	588,078
7.00%, 1/01/43	485	636,597
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,829,803
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	1,000	1,144,620
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	4,110	1,808,030
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/38	1,910	2,195,239
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	7,078,620
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,267,559

		48,150,021
Virginia — 1.3%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,674,205
6.00%, 1/01/37	4,750	5,529,807

		9,204,012
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,565	1,775,805
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,567,736

		7,343,541
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	15,945,644
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,510,090
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,790	3,987,989

		25,443,723
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	6,863,440

Municipal Bonds	Par (000)	Value
Wyoming (continued)
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	$595	$635,133

		7,498,573
Total Municipal Bonds — 110.8%		798,757,306

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 1.2%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	3,560	3,836,078
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (c)	4,538	4,545,609

		8,381,687
California — 7.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	6,582	7,320,434
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(i)	5,310	5,755,350
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	19,080	21,339,835
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,973	13,469,498
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	4,650	4,800,707
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	2,154	2,404,550

		55,090,374
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (c):
Series C-3, 5.10%, 4/29/18	7,490	7,964,117
Series C-7, 5.00%, 5/01/18	4,800	5,097,792
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	4,299	4,737,009
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,335,025

		26,133,943
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,349,031
Series X-3, 4.85%, 7/01/37	9,266	9,505,684

		18,854,715
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,918,955
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (c)	6,398	6,878,915

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	$4,607	$5,356,650
Nebraska — 1.3%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	9,032	9,358,228
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(i)	4,049	4,487,230
New York — 9.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,195	3,552,393
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,260	3,808,616
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	9,939	11,950,019
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	25,241,676
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	13,081	15,345,319
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,464,610

		66,362,633
North Carolina — 4.0%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	18,901,937
Duke University Project, Series B, 5.00%, 10/01/55	5,290	6,202,578
Wake Forest University, 5.00%, 1/01/19 (c)	3,120	3,389,599

		28,494,114
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	30,383,918
Texas — 4.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,847,741
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,973,085

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas (continued)
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	$6,243	$7,351,321
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	7,900	8,586,036

		29,758,183
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,892,169
Virginia — 3.5%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A:
5.50%, 5/15/19 (c)	2,192	2,429,102
5.50%, 5/15/35	4,073	4,512,954
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	10,618	11,289,570
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,725,351

		24,956,977
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	5,384	5,614,017
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	11,456	12,271,345
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.0%		353,194,053
Total Long-Term Investments (Cost — $1,047,581,577) — 159.8%		1,151,951,359

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (j)(k)	6,712,368	6,713,039
Total Short-Term Securities (Cost — $6,712,368) — 0.9%		6,713,039
Total Investments (Cost — $1,054,293,945) — 160.7%		1,158,664,398
Other Assets Less Liabilities — 1.4%		9,489,370
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(196,197,325)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (34.9)%		(251,008,653)

Net Assets Applicable to Common Shares — 100.0%		$720,947,790

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2017 to November 15, 2019, is $23,445,917. See Note 4 of the Notes to Financial Statements for details.

(j)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/ Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,922,502	(210,134)	6,712,368	$6,713,039	$7,608	$6,027

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(9)	5-Year U.S. Treasury Note	December 2016	$1,087,172	$8,147
(81)	10-Year U.S. Treasury Note	December 2016	$10,499,625	148,499
(85)	Long U.S. Treasury Bond	December 2016	$13,831,094	523,374
(27)	Ultra U.S. Treasury Bond	December 2016	$4,750,312	243,405
Total				$923,425

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$923,425	—	$923,425

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$912,404	—	$912,404
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$561,032	—	$561,032

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,351,492

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,151,951,359	—	$1,151,951,359
Short-Term Securities	$6,713,039	—	—	6,713,039

Total	$6,713,039	$1,151,951,359	—	$1,158,664,398

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$923,425	—	—	$923,425

[1]   See above Schedule of Investments for values in each state or political subdivision.

[2]   Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$559,850	—	—	$559,850
Liabilities:
TOB Trust Certificates	—	$(195,849,183)	—	(195,849,183)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

Total	$559,850	$(447,249,183)	—	$(446,689,333)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	19

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$3,016,454
Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,593,844
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	4,425	5,033,924

		6,627,768
Arizona — 1.4%
County of Maricopa Industrial Development Authority, Refunding RB, Banner Health Obligation Group (b):
3.25%, 1/01/37	1,265	1,207,215
5.00%, 1/01/38	1,000	1,166,790
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,750	2,874,272
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,682,151
5.25%, 10/01/28	250	277,543

		7,207,971
California — 21.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/17 (a)(c)	4,150	4,328,616
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (d):
0.00%, 8/01/37	3,250	1,229,020
0.00%, 8/01/38	7,405	2,662,986
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	861,629
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,750,455
California State University, Refunding RB (AGM):
5.00%, 5/01/17 (a)	2,460	2,513,087
5.00%, 11/01/32	1,880	1,919,292
Systemwide, Series A, 5.00%, 5/01/17 (a)	2,660	2,717,270
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,274,600
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 5/01/34 (c)	5,000	5,326,900
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,174,154
Series A-1, 5.75%, 3/01/34	1,150	1,340,267
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)(c)	2,800	3,002,216
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	3,500	3,537,940
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (a)	3,000	3,187,500
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,079,487
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	6,110	6,532,873
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (d)	5,000	3,130,450
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (d)	10,030	6,669,148

Municipal Bonds	Par (000)	Value
California (continued)
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 8/01/34 (c)	$4,125	$4,162,414
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	6,890	7,113,305
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (c)	1,945	1,604,917
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (d)	5,000	2,490,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (d)	4,005	1,957,484
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 8/01/34 (c)	10,000	10,868,000
San Diego California Unified School District, GO, Election of 2008 (d):
CAB, Series C, 0.00%, 7/01/38	2,200	1,024,188
CAB, Series G, 0.00%, 7/01/34	900	416,385
CAB, Series G, 0.00%, 7/01/35	950	413,630
CAB, Series G, 0.00%, 7/01/36	1,430	585,985
CAB, Series G, 0.00%, 7/01/37	950	364,952
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (d)	1,725	1,082,869
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,037,925
5.00%, 8/01/38	760	874,965
State of California, GO, 5.50%, 4/01/28	5	5,020
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,300	2,647,576
5.00%, 10/01/41	1,300	1,499,719
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,729,905
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (d)	15,000	7,500,900

		106,618,629
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,121,944
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	540	613,046

		2,734,990
Florida — 12.1%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	2,700	2,798,469
5.00%, 10/01/37	6,000	6,212,640
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	2,175	2,460,730
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	4,765	4,901,327
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,413,300
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,886,570
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,477,030
5.38%, 10/01/32	1,700	1,942,760

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/18 (a)	$3,300	$3,600,465
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,755	3,348,289
Series B, AMT, 6.00%, 10/01/30	870	1,061,826
Series B, AMT, 6.25%, 10/01/38	560	691,012
Series B, AMT, 6.00%, 10/01/42	895	1,068,344
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	295,807
Series A, 5.50%, 10/01/36	6,490	7,267,567
Series A, AMT, 5.00%, 10/01/32	3,550	4,087,399
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,600	4,166,748
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	409,811
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,611,755
5.38%, 10/01/29	1,900	2,208,256
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,401,597
Palm Beach County Solid Waste Authority, Refunding RB:
5.00%, 10/01/21 (a)	45	53,034
5.00%, 10/01/31	2,780	3,222,326
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,907,129

		60,494,191
Georgia — 1.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,302,145
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	817,686
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	190	216,722
5.00%, 4/01/44	855	959,472

		5,296,025
Illinois — 14.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,500	6,344,250
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,615	1,681,376
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,286,613
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	1,980	2,042,984
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 1/01/31	5,000	5,528,050
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	740	769,637
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,504,830
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	1,460	1,636,981
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	4,090	4,637,896

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	$710	$807,526
Sales Tax Receipts, 5.25%, 12/01/36	840	929,729
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	415,336
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	983,892
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	1,690	1,758,208
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	470	522,165
University of Chicago Medical Center, Series B, 4.00%, 8/15/41 (b)	1,100	1,127,973
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30 (c)	18,800	18,869,372
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (d)	15,000	8,302,050
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (d)	4,625	1,338,383
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,056,825
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,204,608
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,228,840
5.50%, 7/01/33	1,100	1,207,800
5.25%, 2/01/34	1,140	1,228,840
5.50%, 7/01/38	1,840	2,011,267
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,389,271

		72,814,702
Indiana — 1.5%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,630,580
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	758,786
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	1,190	1,319,889
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,431,716
(AGC), 5.25%, 1/01/29	2,350	2,557,152

		7,698,123
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	7,700	8,666,735
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,465	1,577,805
5.70%, 12/01/27	1,460	1,563,295
5.80%, 12/01/29	990	1,057,469
5.85%, 12/01/30	1,330	1,421,703

		14,287,007

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Louisiana — 1.1%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	$2,260	$2,541,596
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	965	1,069,953
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	1,982,574

		5,594,123
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/46	1,420	1,559,117
Massachusetts — 1.7%
Massachusetts DFA, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	505	569,802
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	2,470	2,575,913
5.35%, 12/01/42	1,255	1,340,679
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	1,999,294
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,685	1,735,971

		8,221,659
Michigan — 6.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (a)	8,300	8,926,899
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,925,650
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	1,200	1,084,092
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	25	29,664
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	1,470	1,659,086
Series V, 8.25%, 9/01/18 (a)	3,510	3,980,270
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/17 (a)	3,350	3,479,946
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,379,676
Series I-A, 5.38%, 10/15/41	1,000	1,148,210
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,895,171
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	765	812,323
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	591,198

		30,912,185
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	415	461,534
6.50%, 11/15/38	2,285	2,511,741

		2,973,275
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,138,470
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	1,150	1,287,391
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,657,095

		2,944,486

Municipal Bonds	Par (000)	Value
New Jersey — 9.2%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	$12,375	$12,715,189
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,063,525
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,386,176
Series WW, 5.25%, 6/15/33	215	241,595
Series WW, 5.00%, 6/15/34	280	307,084
Series WW, 5.00%, 6/15/36	1,280	1,397,875
Series WW, 5.25%, 6/15/40	490	544,846
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	645	722,658
5.75%, 12/01/27	300	337,353
5.75%, 12/01/28	325	363,100
5.88%, 12/01/33	1,980	2,207,918
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,278,888
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,220,180
Transportation Program, Series AA, 5.00%, 6/15/38	2,405	2,599,300
Transportation System, CAB, Series A, 0.00%, 12/15/29 (d)	7,500	4,387,500
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,459,140
Transportation System, Series AA, 5.50%, 6/15/39	3,565	4,000,964
Transportation System, Series B, 5.50%, 6/15/31	2,750	3,084,950
Transportation System, Series B, 5.00%, 6/15/42	3,500	3,719,065
Transportation System, Series D, 5.00%, 6/15/32	825	906,906

		45,944,212
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	500	579,355
New York — 4.7%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,551,412
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	2,000	2,050,220
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,168,390
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	3,220	3,638,375
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/46	4,005	4,365,490
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	2,000	2,220,340
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	3,350	3,402,796

		23,397,023
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	884,522

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	$950	$1,122,947
5.25%, 2/15/33	1,325	1,561,102

		3,568,571
Oregon — 0.5%
Oregon State Facilities Authority, Refunding RB, Legacy Health Project, Series A, 3.50%, 6/01/37 (b)	2,735	2,687,657
Pennsylvania — 7.2%
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT:
5.00%, 12/31/34	3,420	3,843,464
5.00%, 12/31/38	11,890	13,269,121
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,575	5,285,040
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	993,309
Series A-1, 5.00%, 12/01/46	1,565	1,790,313
Series C, 5.50%, 12/01/33	760	913,710
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	775	925,017
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,586,544
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	1,040	1,184,529

		35,791,047
Rhode Island — 1.6%
Rhode Island Commerce Corp., RB, Airport Corporation, 5.00%, 7/01/46	300	342,171
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	7,438,408

		7,780,579
South Carolina — 5.9%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,715,250
5.50%, 7/01/41	2,725	3,121,351
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	384,125
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,160	3,582,840
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,753,725
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	11,762,929
Series E, 5.50%, 12/01/53	985	1,154,105
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,291,835
Series E, 5.25%, 12/01/55	1,440	1,697,155

		29,463,315
Texas — 13.8%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	770	837,113
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (d)	1,215	535,681

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	$2,700	$3,039,606
6.00%, 11/15/35	150	169,080
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	881,197
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (d)	2,870	1,326,830
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,277,408
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,523,246
5.00%, 11/01/42	1,500	1,667,025
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,579,228
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (d)	4,665	1,958,320
Lone Star College System, GO, 5.00%, 8/15/18 (a)	4,800	5,152,416
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,300	2,328,060
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (a)	4,615	4,877,455
1st Tier System (NPFGC), 5.75%, 1/01/40	1,485	1,559,458
1st Tier System, Series A, 6.00%, 1/01/19 (a)	2,745	3,040,280
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	635	700,272
1st Tier System, Series S, 5.75%, 1/01/18 (a)	6,200	6,552,594
Series B, 5.00%, 1/01/40	2,755	3,153,042
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (d):
0.00%, 9/15/35	3,180	1,398,310
0.00%, 9/15/36	6,015	2,494,421
0.00%, 9/15/37	4,305	1,680,500
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System , Series A, 5.00%, 2/15/41 (b)	4,730	5,502,078
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,060	1,181,497
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,600	1,792,912
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/45	1,120	1,242,830
5.00%, 12/31/50	625	688,925
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,330	2,638,003

		68,777,787
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	2,000	2,085,480
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,380	1,565,886

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	$4,000	$4,417,560
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,658,468
Providence Health & Services, Series A, 5.25%, 10/01/39	850	934,278

		10,661,672
Wisconsin — 0.6%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	900	1,036,053
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,051,040

		3,087,093
Total Municipal Bonds — 114.6%		571,877,486

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 1.8%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	858	911,309
5.00%, 5/01/18	4,312	4,581,816
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,639	2,997,459
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	509	567,741

		9,058,325
Colorado — 0.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,220	1,343,988
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,188,322
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,319	1,495,990
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,892,898

		5,388,888
Florida — 10.9%
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	5,990	6,000,602
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,741,832
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	12,729	14,317,432
County of Miami-Dade School Board, COP, Refunding, 5.25%, 5/01/18 (a)	11,350	12,092,857
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,544	3,974,808

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Florida (continued)
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	$6,300	$8,268,498
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,315	4,601,033
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (g)	2,399	2,482,740

		54,479,802
Illinois — 6.8%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,219,429
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42 (g)	360	381,467
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(g)	6,198	6,876,879
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,721	4,296,921
Senior Priority, Series B, 5.50%, 1/01/18 (a)	2,000	2,108,310
Senior, Series B, 5.00%, 1/01/40	1,409	1,621,705
Series A, 5.00%, 1/01/38	2,878	3,284,816

		33,789,527
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	2,022	2,345,185
Michigan — 3.0%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	2,701	3,028,701
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,055	10,456,442
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,361,118

		14,846,261
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(g)	5,007	5,605,085
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (a)	2,429	2,730,620
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	4,720	5,539,722

		13,875,427
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,120	1,335,129
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	2,581	2,828,198

		4,163,327
New York — 7.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	808	868,215
5.75%, 6/15/40	2,701	2,903,697
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,850,006

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	$2,280	$2,713,360
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,715,057
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,060	2,476,563
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,988,593
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,534	1,702,929
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,500	1,625,250

		38,843,670
North Carolina — 0.2%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	1,100	1,111,363
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	850,450
Pennsylvania — 0.3%
County of Pennsylvania Westmoreland Municipal Authority, RB, (BAM), 5.00%, 8/15/42	1,220	1,397,083
South Carolina — 1.0%
South Carolina Public Service Authority, Refunding RB, Series A (a):
5.50%, 1/01/19 (g)	374	410,442
5.50%, 1/01/19	4,327	4,745,867

		5,156,309
Texas — 3.4%
Clear Creek Independent School District, GO, Refunding, Schoolbuilding (PSF-GTD):
5.00%, 2/15/17 (a)	4,859	4,916,808
5.00%, 2/15/33	1,041	1,053,815
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	999,183
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	4,584	4,640,497
5.00%, 2/15/32	166	168,308
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (g)	4,501	5,049,819

		16,828,430

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (a)	$157	$174,338
5.50%, 5/15/35	292	323,896

		498,234
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	2,504	2,611,534
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,891,396

		7,502,930
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	640	711,104
Series C, 5.25%, 4/01/39	2,000	2,142,280

		2,853,384
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.4%		216,520,905
Total Long-Term Investments (Cost — $719,442,138) — 158.0%		788,398,391

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (h)(i)	2,214,226	2,214,447
Total Short-Term Securities (Cost — $2,214,226) — 0.4%		2,214,447
Total Investments (Cost — $721,656,364) — 158.4%		790,612,838
Liabilities in Excess of Other Assets — (0.6)%		(3,229,948)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(112,058,082)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (35.4)%		(176,349,289)

Net Assets Applicable to Common Shares — 100.0%		$498,975,519

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2017 to December 1, 2029, is $19,047,864. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(h)	During the six months ended October 31, 2016, investments in issuers considered to an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,644,850	(430,624)	2,214,226	$2,214,447	$4,481	$1,343

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(86)	10-Year U.S. Treasury Note	December 2016	$11,147,750	$137,701
(92)	Long U.S. Treasury Bond	December 2016	$14,970,125	598,146
(13)	Ultra U.S. Treasury Bond	December 2016	$2,287,188	115,659
Total				$851,506

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$851,506	—	$851,506

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$158,358	—	$158,358

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$704,907	—	$704,907

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$241,480	[1]
Average notional value of contracts – short	$25,846,188
[1] Actual amounts for the six months are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$788,398,391	—	$788,398,391
Short-Term Securities	$2,214,447	—	—	2,214,447

Total	$2,214,447	$788,398,391	—	$790,612,838

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$851,506	—	—	$851,506
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$521,650	—	—	$521,650
Liabilities:
Bank overdraft	—	$(30,798)	—	(30,798)
TOB Trust Certificates	—	(111,840,760)	—	(111,840,760)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

Total	$521,650	$(288,471,558)	—	$(287,949,908)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	27

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$650	$732,407
City of Birmingham Albama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (b)	915	975,847
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	2,011,020

		3,719,274
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	967,691
Arizona — 2.1%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,140,090
County of Maricopa Industrial Development Authority, Refunding RB, Banner Health Obligation Group (c):
3.25%, 1/01/37	820	782,542
5.00%, 1/01/38	650	758,414
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,750	1,829,082
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,185,779
5.00%, 10/01/29	925	1,019,202

		6,715,109
California — 17.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/17 (a)	7,150	7,457,736
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (d):
0.00%, 8/01/37	2,100	794,136
0.00%, 8/01/38	4,800	1,726,176
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	555,890
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,166,970
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	945	1,086,088
California State University, RB, Systemwide, Series A (a):
5.50%, 5/01/19	1,000	1,112,940
(AGC), 5.25%, 5/01/19	3,000	3,320,310
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,467,117
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	815,815
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)	1,800	1,929,996
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (a)	2,015	2,140,937
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	689,672
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	4,000	4,276,840
Los Angeles Community College District California, GO, Election of 2001, Series A (a):
(AGM), 5.00%, 8/01/17	2,200	2,271,302

Municipal Bonds	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Election of 2001, Series A (a) (continued):
(NPFGC), 5.00%, 8/01/17	$4,330	$4,470,335
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 2/01/18 (a)(d)	11,975	6,985,856
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	5,000	4,125,750
San Diego California Unified School District, GO, Election of 2008 (d):
CAB, Series C, 0.00%, 7/01/38	1,400	651,756
CAB, Series G, 0.00%, 7/01/34	580	268,337
CAB, Series G, 0.00%, 7/01/35	615	267,771
CAB, Series G, 0.00%, 7/01/36	920	376,998
CAB, Series G, 0.00%, 7/01/37	615	236,258
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (d)	1,110	696,803
San Diego Community College District California, GO, CAB, Election of 2006 (d):
0.00%, 8/01/31	1,855	990,385
0.00%, 8/01/32	2,320	1,161,694
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	691,950
5.00%, 8/01/38	490	564,122
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,729,905
Yosemite Community College District, GO, CAB, Election of 2004, Series D (d):
0.00%, 8/01/36	2,000	1,000,120
0.00%, 8/01/37	2,790	1,344,306

		56,374,271
Colorado — 2.0%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (d)	5,500	2,425,225
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,125,700
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,838,175

		6,389,100
Florida — 11.7%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC), 5.00%, 10/01/37	4,000	4,141,760
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,420	1,606,545
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	1,000	1,072,130
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	7,875	8,100,304
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	621,852
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,474,575
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	951,992
5.38%, 10/01/32	1,100	1,257,080
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	900	993,231
Seaport, Series A, 6.00%, 10/01/38	1,780	2,163,323

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB (continued):
Seaport, Series B, AMT, 6.00%, 10/01/30	$570	$695,679
Seaport, Series B, AMT, 6.25%, 10/01/38	360	444,222
Seaport, Series B, AMT, 6.00%, 10/01/42	580	692,334
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	182,035
Series A, 5.00%, 10/01/32	1,730	1,991,887
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	2,635	3,049,828
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%,7/01/39	250	273,208
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,789,376
Palm Beach County Solid Waste Authority, Refunding RB:
5.00%, 10/01/21 (a)	30	35,356
5.00%, 10/01/31	1,870	2,167,536
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,224,330

		37,928,583
Georgia — 0.7%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,048,300
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	529,091
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	120	136,877
5.00%, 4/01/44	550	617,205

		2,331,473
Illinois — 13.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,307,000
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,045	1,087,949
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	2,058,580
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	3,175	3,275,997
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	390	405,620
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	566,216
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	3,235	3,668,361
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	570,012
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	463,008
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,335,436
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	615	639,821
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	305	338,852

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	$12,865	$12,912,472
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (d)	10,000	4,060,100
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (d)	2,980	862,352
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	675,194
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,627,880
State of Illinois, GO:
5.25%, 2/01/33	735	792,279
5.50%, 7/01/33	710	779,580
5.25%, 2/01/34	735	792,279
5.50%, 7/01/38	380	415,370
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	898,283

		42,532,641
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,164,700
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	489,362
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	770	854,046
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,202,640
(AGC), 5.50%, 1/01/38	1,575	1,728,657

		6,439,405
Iowa — 2.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	4,925	5,543,334
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	885	953,145
5.70%, 12/01/27	890	952,967
5.80%, 12/01/29	605	646,231
5.85%, 12/01/30	625	668,094

		8,763,771
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No.93 (AGC):
5.25%, 2/01/19 (a)	1,775	1,941,353
5.25%, 2/01/29	225	244,208

		2,185,561
Louisiana — 1.5%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,620	2,946,452
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	690	765,044
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,266,645

		4,978,141
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/46	925	1,015,622

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Massachusetts — 2.9%
Massachusetts DFA, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	$330	$372,346
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	4,120	4,296,666
5.35%, 12/01/42	805	859,957
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,110	1,290,242
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,606,532

		9,425,743
Michigan — 5.0%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/18 (a)	4,500	4,821,390
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (a)	2,200	2,366,166
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	350	386,505
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,989,442
Michigan Finance Authority, RB, Beaumont Health Credit Group, 4.00%, 11/01/46	20	20,287
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	780	704,660
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	15	17,798
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	720	812,613
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	688,926
Series II-A, 5.38%, 10/15/36	1,000	1,149,730
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,178,179
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	460	488,456
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	386,553

		16,010,705
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	275	305,836
6.50%, 11/15/38	1,525	1,676,326

		1,982,162
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	3,016,946
Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,104,730
(AGM), 5.25%, 7/01/39	1,700	1,879,146

		2,983,876
New Jersey — 10.0%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,884,183
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	897,606

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	$610	$693,851
Series WW, 5.25%, 6/15/33	135	151,699
Series WW, 5.00%, 6/15/34	180	197,411
Series WW, 5.00%, 6/15/36	800	873,672
Series WW, 5.25%, 6/15/40	320	355,818
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	405	453,762
5.50%, 12/01/26	285	318,673
5.75%, 12/01/28	160	178,757
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	876,952
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,432,016
Transportation Program, Series AA, 5.00%, 6/15/38	1,560	1,686,032
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,721,398
Transportation System, Series AA, 5.50%, 6/15/39	4,650	5,218,648
Transportation System, Series B, 5.00%, 6/15/42	9,300	9,882,087
Transportation System, Series D, 5.00%, 6/15/32	525	577,122

		32,399,687
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	325	376,581
New York — 5.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,476,312
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,336,831
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,611,070
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	712,718
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,300	1,468,909
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/46	5,600	6,104,056
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	2,835	2,879,680

		18,589,576
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	561,214
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	721,051
5.25%, 2/15/33	850	1,001,461

		2,283,726
Pennsylvania — 5.6%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,359,908

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT:
5.00%, 12/31/34	$2,220	$2,494,880
5.00%, 12/31/38	1,155	1,288,968
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	3,625	4,187,600
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	635,255
Series A-1, 5.00%, 12/01/46	1,015	1,161,130
Series C, 5.50%, 12/01/33	490	589,103
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	500	596,785
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,542,058
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	680	774,500
Philadelphia School District, GO, Series E:
2016, 6.00%, 9/01/38	1,285	1,346,629
6.00%, 9/01/18 (a)	15	16,392

		17,993,208
Rhode Island — 1.1%
Rhode Island Commerce Corp., RB, Airport Corporation, 5.00%, 7/01/41	190	217,725
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	945	979,010
5.00%, 6/01/50	2,340	2,429,201

		3,625,936
South Carolina — 6.8%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,557,812
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	120,039
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,040	2,312,972
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,767,096
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,435	7,580,816
Series E, 5.50%, 12/01/53	2,820	3,304,138
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,125,255
Series E, 5.25%, 12/01/55	940	1,107,865

		21,875,993
Texas — 17.4%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (d)	780	343,894
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	579,735
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (d)	1,850	855,274
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	870,960
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	2,004,894
Series D, 5.00%, 11/01/42	1,140	1,266,939
Series H, 5.00%, 11/01/32	2,715	3,074,466

Municipal Bonds	Par (000)	Value
Texas (continued)
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	$865	$1,030,968
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (d)	3,020	1,267,766
Lone Star College System, GO, 5.00%, 8/15/18 (a)	3,000	3,220,260
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,065	1,077,993
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 9/01/45 (b)	10,000	11,347,800
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (a)	1,350	1,426,774
1st Tier System (NPFGC), 5.75%, 1/01/40	435	456,811
1st Tier System, Series A, 6.00%, 1/01/19 (a)	1,965	2,176,375
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	450	496,256
1st Tier System, Series S, 5.75%, 1/01/18 (a)	1,815	1,918,219
1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (a)	3,400	3,747,582
Series B, 5.00%, 1/01/40	1,060	1,213,149
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (d):
0.00%, 9/15/35	1,150	505,678
0.00%, 9/15/36	3,875	1,606,962
0.00%, 9/15/37	17,775	6,938,649
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Health Resources System Obligation, Series A, 5.00%, 2/15/41 (c)	3,070	3,571,116
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,765	1,967,304
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,030	1,154,187
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/45	730	810,059
5.00%, 12/31/50	405	446,423
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	605	684,975

		56,061,468
Washington — 1.9%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	900	1,021,230
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,313,170
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,087,520
Providence Health & Services, Series A, 5.25%, 10/01/39	550	604,532

		6,026,452
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,330,404
Total Municipal Bonds — 116.0%		374,323,105

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Arizona — 0.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	$1,000	$1,094,720
California — 1.7%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	503	534,094
5.00%, 5/01/18	2,527	2,685,281
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	1,699	1,930,182
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	359	400,758

		5,550,315
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	780	859,271
5.00%, 2/01/41	3,000	3,256,320

		4,115,591
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,424,146
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	968,994
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,579	1,732,049
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,507,484

		5,208,527
Florida — 9.2%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	2,740	3,190,100
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,007,080
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,766,703
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,357,649
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	6,901	7,762,284
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,394	3,806,384
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,512,332
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (f)	1,189	1,231,025

		29,633,557
Illinois — 8.0%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,687,988
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42 (f)	1,638	1,737,793
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	13,353,673
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(f)	1,130	1,253,367

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Illinois (continued)
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/18 (a)	$3,499	$3,689,543
Senior, Series B, 5.00%, 1/01/40	930	1,069,635
Series A, 5.00%, 1/01/38	1,859	2,121,443

		25,913,442
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,321	1,532,497
Michigan — 2.6%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	1,750	1,963,047
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,675	5,398,550
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	876,652

		8,238,249
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(f)	3,298	3,691,972
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (a)	1,574	1,769,846
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,080	3,614,904

		9,076,722
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	720	858,298
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,731,997

		2,590,295
New York — 5.1%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	242	259,722
5.75%, 6/15/40	808	868,627
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,699,219
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,749,403
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,705,764
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,340	1,610,968
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	996	1,105,798
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,300,200

		16,299,701
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	545,160
Pennsylvania — 0.3%
County of Pennsylvania Westmoreland Municipal Authority, RB, (BAM), 5.00%, 8/15/42	800	916,120

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A (a):
5.50%, 1/01/19 (f)	$90	$98,349
5.50%, 1/01/19	1,037	1,137,188

		1,235,537
Texas — 4.3%
Clear Creek Independent School District, GO, Refunding, Schoolbuilding (PSF-GTD):
5.00%, 2/15/17 (a)	1,565	1,583,379
5.00%, 2/15/33	335	339,364
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,457,320
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	5,066	5,128,970
5.00%, 2/15/32	184	186,025
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	2,238,753

		13,933,811
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (a)	105	116,225
5.50%, 5/15/35	195	215,931

		332,156
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,192,476

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	$1,920	$2,133,312
Series C, 5.25%, 4/01/39 (f)	3,250	3,480,778

		5,614,090
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.3%		136,447,112
Total Long-Term Investments (Cost — $466,464,322) — 158.3%		510,770,217

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (g)(h)	1,058,167	1,058,273
Total Short-Term Securities (Cost — $1,058,167) — 0.3%		1,058,273
Total Investments (Cost — $467,522,489) — 158.6%		511,828,490
Liabilities in Excess of Other Assets — (0.1)%		(227,225)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(72,371,304)
VMTP Shares, at Liquidation Value — (36.1)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$322,729,961

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2017 to December 1, 2029, is $11,696,536. See Note 4 of the Notes to Financial Statements for details.

(g)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,841,543	(783,376)	1,058,167	$1,058,273	$3,851	$898

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(63)	10-Year U.S. Treasury Note	December 2016	$8,166,375	$101,500
(58)	Long U.S. Treasury Bond	December 2016	$9,437,688	370,229
(13)	Ultra U.S. Treasury Bond	December 2016	$2,287,187	116,826
Total				$588,555

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	33

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$588,555	—	$588,555

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$108,862	—	$108,862
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$494,059	—	$494,059

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,940	[1]
Average notional value of contracts — short	$17,540,469
[1] Actual amounts for the six months are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$510,770,217	—	$510,770,217
Short-Term Securities	$1,058,273	—	—	1,058,273

Total	$1,058,273	$510,770,217	—	$511,828,490

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$588,555	—	—	$588,555
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$362,550	—	—	$362,550
Liabilities:
Bank overdraft	—	$(1,949)	—	(1,949)
TOB Trust Certificates	—	(72,243,591)	—	(72,243,591)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

Total	$362,550	$(188,745,540)	—	$(188,382,990)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Assets and Liabilities

October 31, 2016 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,151,951,359	$788,398,391	$510,770,217
Investments at value — affiliated[2]	6,713,039	2,214,447	1,058,273
Cash pledged for futures contracts	559,850	521,650	362,550
Receivables:
Interest — unaffiliated	17,064,899	10,037,940	6,383,261
Investments sold — unaffiliated	7,568	1,043,904	—
Dividends — affiliated	2,898	916	453
Prepaid expenses	18,241	12,705	15,570

Total assets	1,176,317,854	802,229,953	518,590,324

Accrued Liabilities
Bank overdraft	—	30,798	1,949
Payables:
Investments purchased — unaffiliated	3,657,046	11,771,986	5,165,428
Income dividends — Common Shares	3,366,504	2,225,767	1,398,597
Investment advisory fees	497,486	335,525	217,919
Interest expense and fees	348,142	217,322	127,713
Officer’s and Directors’ fees	309,974	219,725	4,302
Variation margin on futures contracts	77,359	67,781	47,922
Other accrued expenses	255,717	195,481	152,942

Total accrued liabilities	8,512,228	15,064,385	7,116,772

Other Liabilities
TOB Trust Certificates	195,849,183	111,840,760	72,243,591
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	251,008,653	176,349,289	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	446,857,836	288,190,049	188,743,591

Total liabilities	455,370,064	303,254,434	195,860,363

Net Assets Applicable to Common Shareholders	$720,947,790	$498,975,519	$322,729,961

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$629,909,146	$430,413,683	$283,503,510
Undistributed net investment income	4,363,929	4,555,442	4,093,164
Accumulated net realized loss	(18,619,163)	(5,801,586)	(9,761,269)
Net unrealized appreciation (depreciation)	105,293,878	69,807,980	44,894,556

Net Assets Applicable to Common Shareholders	$720,947,790	$498,975,519	$322,729,961

Net asset value per Common Share	$15.42	$16.25	$14.31

[1] Investments at cost — unaffiliated	$1,047,581,577	$719,442,138	$466,464,322
[2] Investments at cost — affiliated	$6,712,368	$2,214,226	$1,058,167
[3] Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	46,756,994	30,700,229	22,558,009
[7] Common Shares authorized	199,983,766	199,988,234	199,992,435

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	35

Statements of Operations

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest — unaffiliated	$26,098,524	$17,374,138	$11,120,940
Dividends — affiliated	7,608	4,481	3,851

Total income	26,106,132	17,378,619	11,124,791

Expenses
Investment advisory	2,952,931	2,014,897	1,308,194
Professional	70,301	62,176	44,522
Accounting services	57,950	43,754	29,075
Officer and Directors	47,301	33,006	17,511
Transfer agent	26,538	22,040	15,051
Custodian	22,897	17,135	12,180
Liquidity fees	12,908	—	—
Remarketing fees on Preferred Shares	12,674	—	—
Registration	10,168	6,663	5,318
Printing	7,933	6,602	5,538
Rating agency	19,205	22,220	19,137
Miscellaneous	33,558	32,043	24,774

Total expenses excluding interest expense, fees and amortization of offering costs	3,274,364	2,260,536	1,481,300
Interest expense, fees and amortization of offering costs[1]	2,924,322	2,000,575	1,353,274

Total expenses	6,198,686	4,261,111	2,834,574

Less:
Fees waived by the Manager	(1,857)	(1,108)	(1,051)
Fees paid indirectly	(107)	(16)	(17)

Total expenses after fees waived and paid indirectly	6,196,722	4,259,987	2,833,506

Net investment income	19,909,410	13,118,632	8,291,285

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,255,525	951,844	571,310
Investments — affiliated	49	26	17
Futures contracts	912,404	158,358	108,862
Capital gain distributions from investment companies — affiliated	5,978	1,317	881

	2,173,956	1,111,545	681,070

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,370,277)	(8,239,944)	(4,303,985)
Investments — affiliated	671	221	106
Futures contracts	561,032	704,907	494,059

	(10,808,574)	(7,534,816)	(3,809,820)

Net realized and unrealized loss	(8,634,618)	(6,423,271)	(3,128,750)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$11,274,792	$6,695,361	$5,162,535

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$19,909,410	$41,878,621	$13,118,632	$27,650,939
Net realized gain (loss)	2,173,956	84,563	1,111,545	(729,808)
Net change in unrealized appreciation (depreciation)	(10,808,574)	16,468,786	(7,534,816)	13,206,288

Net increase in net assets applicable to Common Shareholders resulting from operations	11,274,792	58,431,970	6,695,361	40,127,419

Distributions to Common Shareholders[1]
From net investment income	(20,417,998)	(43,465,516)	(13,474,898)	(29,235,074)

Capital Share Transactions
Reinvestment of common distributions	1,469,713	417,367	388,165	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,673,493)	15,383,821	(6,391,372)	10,892,345
Beginning of period	728,621,283	713,237,462	505,366,891	494,474,546

End of period	$720,947,790	$728,621,283	$498,975,519	$505,366,891

Undistributed net investment income, end of period	$4,363,929	$4,872,517	$4,555,442	$4,911,708

			BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:			Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income			$8,291,285	$17,791,691
Net realized gain (loss)			681,070	(37,651)
Net change in unrealized appreciation (depreciation)			(3,809,820)	7,001,207

Net increase in net assets applicable to Common Shareholders resulting from operations			5,162,535	24,755,247

Distributions to Common Shareholders[1]
From net investment income			(8,504,369)	(18,531,404)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders			(3,341,834)	6,223,843
Beginning of period			326,071,795	319,847,952

End of period			$322,729,961	$326,071,795

Undistributed net investment income, end of period			$4,093,164	$4,306,248

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	37

Statements of Cash Flows

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$11,274,792	$6,695,361	$5,162,536
Adjustments to reconcile net increase in net assetsresulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	42,854,210	27,915,425	23,718,949
Purchases of long-term investments	(67,867,879)	(28,148,243)	(21,034,133)
Net proceeds from sales of short-term securities	210,134	430,624	783,376
Amortization of premium and accretion of discount on investments and other fees	636,378	(517,356)	(298,712)
Net realized gain on investments	(1,255,574)	(951,870)	(571,327)
Net unrealized loss on investments	11,369,606	8,239,723	4,303,879
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(17,000)	(259,000)	(191,000)
Receivables:
Interest — unaffiliated	(178,868)	13,992	(63,255)
Dividends — affiliated	(2,084)	(698)	(305)
Prepaid expenses	35,474	23,602	16,435
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	25,505	10,448	5,968
Interest expense and fees	265,559	144,375	83,617
Officer’s and Directors’ fees	21,461	15,090	542
Variation margin on futures contracts	1,610	32,016	24,875
Other accrued expenses	(6,397)	(6,247)	(15,516)

Net cash provided by (used for) operating activities	(2,633,073)	13,637,242	11,925,929

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	22,132,596	3,502,161	3,022,821
Repayments of TOB Trust Certificates	(59,779)	(3,772,884)	(6,052,394)
Proceeds from Loan for TOB Trust Certificates	59,779	196,411	876,502
Repayments of Loan for TOB Trust Certificates	(59,779)	(196,411)	(876,502)
Cash dividends paid to Common Shareholders	(19,174,905)	(13,207,748)	(8,617,159)
Decrease in bank overdraft	(272,831)	(163,848)	(279,197)
Amortization of deferred offering costs	7,992	5,077	—

Net cash provided by (used for) financing activities	2,633,073	(13,637,242)	(11,925,929)

Cash
Net increase in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$2,658,763	$1,856,200	$1,269,657

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	1,469,713	388,165	—

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.61		$15.29	$14.71	$16.01	$15.19	$13.05

Net investment income[1]	0.43		0.90	0.91	0.94	0.95	0.99
Net realized and unrealized gain (loss)	(0.18)		0.35	0.62	(1.25)	0.89	2.15
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.25		1.25	1.53	(0.31)	1.84	3.13

Distributions to Common Shareholders from net investment income[2]	(0.44)		(0.93)	(0.95)	(0.99)	(1.02)	(0.99)

Net asset value, end of period	$15.42		$15.61	$15.29	$14.71	$16.01	$15.19

Market price, end of period	$14.60		$15.73	$14.91	$14.14	$16.24	$15.49

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.58%	[4]	8.81%	10.91%	(1.21)%	12.32%	24.76%

Based on market price	(4.56)%[4]		12.36%	12.51%	(6.38)%	11.73%	26.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	[5]	1.39%	1.37%	1.49%	1.52%	1.53%	[6]

Total expenses after fees waived and paid indirectly	1.67%	[5]	1.39%	1.36%	1.49%	1.52%	1.53%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7,8]	0.88%	[5]	0.88%	0.89%	1.20%	1.17%	1.20%	[6]

Net investment income	5.36%	[5]	5.91%	5.94%	6.70%	6.02%	6.95%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.04%

Net investment income to Common Shareholders	5.36%	[5]	5.91%	5.94%	6.70%	6.02%	6.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$720,948		$728,621	$713,237	$686,213	$745,575	$703,290

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$386,773		$389,825	$383,706	$372,956	$396,569	$379,749

Borrowings outstanding, end of period (000)	$195,849		$173,776	$163,621	$169,241	$207,943	$178,408

Portfolio turnover rate	4%		9%	11%	17%	16%	19%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30,
	2016	2015	2014	2013	2012

0.88%	0.88%	0.88%	0.92%	0.90%	0.92%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	39

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.47		$16.12	$15.73	$16.83	$16.22	$13.72

Net investment income[1]	0.43		0.90	0.92	0.95	0.93	0.95
Net realized and unrealized gain (loss)	(0.21)		0.40	0.43	(1.07)	0.64	2.49
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.22		1.30	1.35	(0.12)	1.57	3.43

Distributions to Common Shareholders:[2]
From net investment income	(0.44)		(0.95)	(0.96)	(0.96)	(0.96)	(0.93)
From net realized gain	—		—	—	(0.02)	—	—

Total distributions to Common Shareholders	(0.44)		(0.95)	(0.96)	(0.98)	(0.96)	(0.93)

Net asset value, end of period	$16.25		$16.47	$16.12	$15.73	$16.83	$16.22

Market price, end of period	$15.38		$16.56	$15.52	$14.84	$16.94	$16.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.32%	[4]	8.61%	9.09%	0.04%	9.86%	25.78%

Based on market price	(4.62)%	[4]	13.35%	11.32%	(6.23)%	11.75%	29.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65%	[5]	1.47%	1.46%	1.58%	1.53%	1.46%	[6]

Total expenses after fees waived and paid indirectly	1.65%	[5]	1.47%	1.46%	1.58%	1.53%	1.46%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7,8]	0.88%	[5]	1.09%	1.25%	1.32%	1.23%	1.19%	[6]

Net investment income	5.09%	[5]	5.62%	5.65%	6.28%	5.57%	6.29%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.08%

Net investment income to Common Shareholders	5.09%	[5]	5.62%	5.65%	6.28%	5.57%	6.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$498,976		$505,367	$494,475	$482,666	$515,995	$495,260

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$382,546		$386,165	$379,997	$373,310	$392,183	$380,442

Borrowings outstanding, end of period (000)	$111,841		$112,111	$114,962	$121,321	$129,431	$110,155

Portfolio turnover rate	4%		10%	14%	12%	15%	25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30,
	2016	2015	2014	2013	2012

0.88%	0.92%	0.89%	0.93%	0.90%	0.95%

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.45		$14.18	$13.78	$14.68	$14.11	$11.85

Net investment income[1]	0.37		0.79	0.80	0.83	0.82	0.85
Net realized and unrealized gain (loss)	(0.13)		0.30	0.45	(0.88)	0.58	2.24
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	—	—	(0.01)
Net realized gain	—		—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	0.24		1.09	1.25	(0.05)	1.40	3.08

Distributions to Common Shareholders from net investment income[3]	(0.38)		(0.82)	(0.85)	(0.85)	(0.83)	(0.82)

Net asset value, end of period	$14.31		$14.45	$14.18	$13.78	$14.68	$14.11

Market price, end of period	$13.26		$14.33	$13.44	$12.91	$14.41	$13.93

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.68%	[5]	8.48%	9.70%	0.55%	10.17%	26.85%

Based on market price	(5.00)%	[5]	13.42%	10.98%	(4.04)%	9.55%	28.04%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.70%	[6]	1.48%	1.47%	1.56%	1.49%	1.31%	[7]

Total expenses after fees waived and paid indirectly	1.70%	[6]	1.48%	1.47%	1.56%	1.49%	1.31%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.89%	[6]	0.91%	0.92%	0.95%	0.90%	0.99%	[7,9]

Net investment income	4.98%	[6]	5.60%	5.65%	6.32%	5.62%	6.46%	[7]

Distributions to AMPS Shareholders	—		—	—	—	—	0.08%

Net investment income to Common Shareholders	4.98%	[6]	5.60%	5.65%	6.32%	5.62%	6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$322,730		$326,072	$319,848	$310,886	$331,171	$317,278

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$377,021		$379,890	$374,548	$366,855	$384,267	$372,342

Borrowings outstanding, end of period (000)	$72,244		$75,273	$78,851	$75,189	$82,257	$68,821

Portfolio turnover rate	5%		10%	13%	16%	15%	20%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	41

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Non-diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Non-diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Funds have adopted the Financial Accounting Standards Board Accounting Standards Updates, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Funds.

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

	MYD	MQY
Deferred offering costs	$391,347	$250,711
Amortization of deferred offering costs	$7,992	$5,077

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	43

Notes to Financial Statements (continued)

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to a Fund’s TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$353,194,053	$195,849,183	0.66% - 1.23%	$183,465,856	1.19%
MQY	$216,520,905	$111,840,760	0.58% - 1.23%	$111,495,055	1.21%
MQT	$136,447,112	$72,243,591	0.58% - 1.23%	$72,091,611	1.19%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2016.

For the six months ended October 31, 2016, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	—	—	$17,544	0.78%
MQY	—	—	$1,067	0.78%
MQT	—	—	$41,448	0.78%

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	45

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MYD	MQY	MQT
Investment advisory fee	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” means the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the six months ended October 31, 2016, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$1,857	$1,108	$1,051

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended October 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$65,017,502	$36,687,821	$24,091,471
Sales	$41,783,613	$28,959,329	$23,571,586

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
No expiration date[1]	$12,030,859	$4,301,557	$2,215,289
2017	4,065,755	—	2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764

Total	$17,772,751	$4,301,557	$6,680,824

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$859,136,376	$610,661,794	$396,818,986

Gross unrealized appreciation	$110,552,323	$69,752,497	$44,979,480
Gross unrealized depreciation	(6,873,484)	(1,642,213)	(2,213,567)

Net unrealized appreciation	$103,678,839	$$68,110,284	$$42,765,913

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	47

Notes to Financial Statements (continued)

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MQT invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MYD	MQY
Six Months Ended October 31, 2016	93,041	23,341
Year Ended April 30, 2016	26,999	—

For the six months ended October 31, 2016 and year ended April 30, 2016 for MQT, shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Funds’ Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Funds’ outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Funds’ Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Funds’ custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	49

Notes to Financial Statements (continued)

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MQY incurs no remarketing fees and MYD incurs nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2016, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY
Rate	1.42%	1.44%

Special Rate Period: On April 17, 2014, MYD commenced an approximate three-year term scheduled to expire on April 19, 2017 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MYD were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 19, 2017, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MQY commenced an approximate three-year term scheduled to expire on April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MQY may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MYD pays a nominal fee at the annual rate of 0.01% to the liquidity provider and the remarketing agent during the special rate period. MQY does not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If a VRDP Fund redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2016, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MQT	12/16/11	1,165	$116,500,000	1/02/19

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (concluded)

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption date for the VMTP Shares was extended until January 2, 2019. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2016, the average annualized dividend rate for the VMTP Shares was 1.54%.

For the six months ended October 31, 2016, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MYD	$0.0720	$0.0720	—	—	—
MQY	$0.0725	$0.0725	VRDP	W-7	$211,003
MQT	$0.0620	$0.0620	VMTP	W-7	$148,744

[1]	Net investment income dividend paid on December 1, 2016 to Common Shareholders of record on November 15, 2016.

[2]	Net investment income dividend declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[3]	Dividends declared for period November 1, 2016 to November 30, 2016.

Common Distribution Per Share
Declared[4]
MYD	$0.001598
MQY	$0.000663
MQT	$0.001137

[4]	Special taxable net investment income distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of their respective Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Funds’ compliance with their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder, and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MYD noted that for the one-, three- and five-year periods reported, MYD ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of MQY noted that for each of the one-, three- and five-year periods reported, MQY ranked in the second quartile, against its Customized Peer Group Composite.

The Board of MQT noted that for the one-, three- and five-year periods reported, MQT ranked in the second, second, and first quartiles, respectively, against its Customized Peer Group Composite.

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of the Funds in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at an individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to the Funds. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of MYD noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to its Expense Peers.

The Board of MQY noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to its Expense Peers.

The Board of MQT noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to its Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

there should be changes in the advisory fee rate or breakpoint structure in order to enable its Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of its Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	55

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report:

•	The portfolio managers of MQY and MQT are Michael Kalinoski and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For MYD.

[2]	For MQY.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	42,882,357	1,018,982	0	42,924,537	976,802	0	42,895,197	1,006,142	0
MQY	28,747,366	499,536	0	28,769,497	477,405	0	28,827,474	419,428	0
MQT	21,179,379	492,793	0	21,178,739	493,433	0	21,347,788	324,384	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	42,913,221	988,118	0	42,909,165	992,174	0
MQY	1,766	0	0	28,764,877	482,025	0	28,809,498	437,404	0
MQT	1,165	0	0	21,094,258	577,914	0	21,222,385	449,787	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	42,881,778	1,019,561	0	42,895,436	1,005,903	0
MQY	1,766	0	0	28,832,058	414,844	0	28,851,788	395,114	0
MQT	1,165	0	0	21,373,090	299,082	0	21,351,717	320,455	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	42,947,959	953,380	0	42,892,115	1,009,224	0
MQY	28,794,842	452,060	0	28,766,425	480,477	0
MQT	21,224,644	447,528	0	21,348,512	323,660	0

¹	Voted on by holders of Preferred Shares only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	57

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Other than as noted on page 57, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at

http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Additional Information (concluded)

General Information (concluded)

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	59

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not
Applicable	to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) Effective July 1, 2016, Mr. Jaeckel was removed as Portfolio Manager.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –
Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2017

3